Biological Assets	12 Months Ended
Mar. 31, 2018
Disclosure Of Detailed Information About Biological Assets [Abstract]
Biological Assets
5.	Biological assets

The Company’s biological assets consists of seeds and cannabis plants. The continuity of biological assets for the years ended March 31, 2018 and 2017 was as follows:

	March 31,	March 31,
	2018	2017

Balance, beginning of year	$14,725	$5,321
Purchases of seeds	271	70
Acquired biological assets	-	1,691
Disposed biological assets due to disposal of consolidated entity (Note 10(c))	(1,430)	-
Unrealized gain on changes in fair value of biological assets	100,302	49,090
Increase in biological assets due to capitalized costs	17,309	11,983
Transferred to inventory upon harvest	(114,829)	(53,430)

Balance, end of year	$16,348	$14,725

5.	Biological assets (continued)

Biological assets are valued in accordance with IAS 41 and are presented at their fair values less costs to sell up to the point of harvest. The Company’s biological assets are primarily cannabis plants, and because there is no actively traded commodity market for plants or dried product, the valuation of these biological assets is obtained using valuation techniques where the inputs are based upon unobservable market data (Level 3).

The valuation of biological assets is based on a market approach where fair value at the point of harvest is estimated based on selling prices less the costs to sell at harvest. For in process biological assets, the fair value at point of harvest is adjusted based on the stage of growth. As at March 31, 2018, on average, the biological assets were 12% complete as to the next expected harvest date, compared to a 43% average stage of completion as at March 31, 2017.

The significant unobservable inputs and their range of values are noted in the table below:

Unobservable Inputs	Range	Sensitivity
Estimated Yield per Plant – varies by strain and is obtained through historical growing results (trailing 6-months moving average) or grower estimate if historical results are not available.	25 grams/plant to 400 grams/plant	A slight increase in the estimated yield per plant would result in a significant increase in fair value, and vice versa.
Listed Selling Price of Dry Cannabis – varies by strain and is obtained through listed selling prices or estimated selling prices if historical results are not available.	$6 to $12/gram	A slight increase in the estimated selling price per strain would result in a significant increase in fair value, and vice versa.